                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            October 26, 2004

                      Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)

          Florida                   0-23161                  59-3424305
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number             Identification No.)

                     4902 W. Waters Avenue, Tampa, FL 33634
                    (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

(Former name or former address, if changed since last report.)

        Check the appropriate box below  if  the  Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any  of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

Item 9.01         Financial Statements and Exhibits .

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information (unaudited).

                  Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated October 26, 2004

                                       SIGNATURES

         Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Tropical Sportswear Int'l Corporation

Date:    October 27, 2004              /s/ Robin J. Cohan
                                       Robin J. Cohan
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (in the dual capacity of duly authorized
                                       officer and principal accounting officer)